                                                                   EXHIBIT 99.1


[PERFORMANCE                                           12500 West Creek Parkway
FOOD GROUP                                                   Richmond, VA 23238
LOGO]                                                      Phone (804) 484-7700
                                                             FAX (804) 484-7701

                                  NEWS RELEASE
-------------------------------------------------------------------------------

FOR MORE INFORMATION:
                                                   INVESTOR CONTACT:
MEDIA CONTACT:                                     KEVIN COLLIER
CHERYL MOORE                                       DIRECTOR, INVESTOR RELATIONS
DIRECTOR, CORPORATE COMMUNICATIONS                 (804) 287-8109
(804) 484-6273


                   PERFORMANCE FOOD GROUP REPORTS 38% INCREASE
                   IN 2005 NET EPS FROM CONTINUING OPERATIONS

(CONTINUING OPERATIONS ADJUSTED TO EXCLUDE THE IMPACT OF 2004 CHARGE FOR REDEMPTION OF CONVERTIBLE NOTES. 2005 NET EPS INCREASED 70% INCLUDING 2004 CHARGE)

         -        2005 ADJUSTED NET EARNINGS INCREASED 27% TO $41.8 MILLION
         -        2005 ADJUSTED NET EPS INCREASED 38% TO $0.95 PER SHARE DILUTED
         -        2005 OPERATING PROFIT INCREASED 11% TO $70.5 MILLION


RICHMOND, VA. (FEB 7, 2006) - Performance Food Group (Nasdaq/NM:PFGC) today announced results for the fourth quarter and year ended December 31, 2005. On June 28, 2005, the company completed the sale of its fresh-cut segment to Chiquita Brands International, Inc. All amounts pertaining to the Company's fresh-cut segment are accounted for as discontinued operations.

"We concluded the 2005 fourth quarter and year with solid earnings growth and a series of significant accomplishments," commented Bob Sledd, Chairman and CEO. "We successfully completed the sale of our fresh-cut segment, retired substantially all of our debt on the balance sheet, completed a tender offer for the repurchase of 10.1 million shares of our common stock and announced our ongoing repurchase program for up to $100 million of our common stock, approximately $60 million of which had been repurchased as of year end. In our continuing operations, we added approximately 45% of new capacity in our customized segment. We also streamlined our infrastructure in the broadline segment and are standardizing best practices, successfully introducing new technologies to support operational excellence in the areas of sales, warehousing and transportation management."

"Sales in our customized segment increased 9% during the fourth quarter and full year compared to the same periods in the previous year. The customized segment experienced slight deflation in the fourth quarter and approximately 1% inflation for the full year. Sales gains in the fourth quarter and year were driven by continued growth with existing customers. We completed our customized capacity expansion in 2005, which we believe


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Performance Food Group Reports Fourth Quarter and 2005 Fiscal Year Earnings
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positions us favorably for potential new business in 2006. Our new capacity also enables us to more efficiently serve our customers by transferring existing business into new facilities and reducing driving miles, offsetting some of the cost associated with the new facilities."

Mr. Sledd added, "We are pleased with our sales in the broadline segment, both for the quarter and the year. Sales increased approximately 5% in the fourth quarter and approximately 12% for the full year over the same prior year periods. We planned for slower but more profitable growth as we focus strongly on growing our street sales. We lapped a major multi-unit customer added in late 2004 and are exiting certain lower margin multi-unit business in the fourth quarter and first quarter of 2006. Inflation amounted to approximately 2% in the quarter and year. For the full year, street sales increased approximately 5% over the previous year. We began to build momentum in our street sales growth in the fourth quarter and we expect it to continue over the course of 2006. We will also continue to maintain our focus on operational excellence initiatives."

Consolidated net sales from continuing operations in the fourth quarter increased to $1.4 billion, an increase of approximately 7% over the year earlier period. Inflation for the fourth quarter was approximately 1%. Net earnings from continuing operations for the 2005 fourth quarter increased approximately 235% to $12.9 million, compared to approximately $3.9 million in the prior year quarter. The prior year period includes the impact during the 2004 fourth quarter of a one-time $6.1 million after-tax charge related to the redemption of the Company's convertible notes. Excluding the impact of the Company's redemption of the convertible notes, net earnings from continuing operations for the 2005 fourth quarter increased approximately 30% over the prior year's comparable quarter. Net earnings per share from continuing operations increased approximately 338% to $0.35 per share diluted, compared to $0.08 per share diluted in the prior year quarter, which includes the impact of the Company's redemption of its convertible notes in 2004 and reflects the execution of the Company's stock repurchase programs in 2005.

Consolidated net sales from continuing operations for the full year were $5.7 billion, an increase of approximately 11% from the prior year period. Internal growth represented all of the Company's sales increase for the year. Inflation for 2005 amounted to approximately 1 1/2%. Net earnings from continuing operations for the year increased approximately 57% to $41.8 million compared to $26.6 million in the prior year and net earnings per share from continuing operations increased approximately 70% to $0.95 per share diluted, compared to $0.56 per share diluted in the prior year. Excluding the impact of the Company's redemption of its convertible notes in 2004, the Company's net earnings from continuing operations for the 2005 year increased approximately 27% compared to the prior year, with earnings per share increasing approximately 38%.

Net earnings per share from discontinued operations were $0.09 in the quarter and $4.65 for the year,


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while consolidated net earnings per share including both continuing operations and discontinued operations were $0.44 in the quarter and $5.60 for the year.

Mr. Sledd concluded, "Our balance sheet remains exceptionally strong with a debt to capital ratio of less than 1% at the end of the fourth quarter, excluding $130 million of interests in accounts receivable sold under an accounts receivable purchase facility. For the 2006 year, we expect net earnings per share to be in the range of $1.20 to $1.30 per share diluted, which reflects our anticipated stock compensation expense for the year of approximately $5.0 to $5.5 million, or approximately $0.09 to $0.10 per share, and the completion of our previously announced program to repurchase up to $100 million of our outstanding common stock. Excluding the impact of stock compensation expense of approximately $0.09 to $0.10, our earnings per share projection for the year is approximately $1.29 to $1.40 per share diluted."

Performance Food Group markets and distributes more than 66,000 national and private label food and food-related products to approximately 44,000 restaurants, hotels, cafeterias, schools, healthcare facilities and other institutions. For more information on Performance Food Group, visit www.pfgc.com.

         Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are based on current expectations and management's estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to, general economic conditions; the Company's ability to achieve projected operational efficiencies and increase sales; the relatively low margins and economic sensitivity of the foodservice business; the Company's reliance on major customers; the risk that the results of the Securities and Exchange Commission informal inquiry could have an adverse affect on the Company; the ability to identify and successfully complete acquisitions of other foodservice distributors; the Company's ability to successfully develop, produce and market new products and management of the Company's planned growth, all as detailed from time to time in the reports filed by the Company with the Securities and Exchange Commission.


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                         PERFORMANCE FOOD GROUP COMPANY
                         UNAUDITED FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)                                                  THREE MONTHS ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              DEC. 31, 2005          JAN. 1, 2005
                                                                                              -------------          ------------
        Net sales from continuing operations                                                   $  1,440,050          $  1,348,852

        Earnings from continuing operations, net of tax                                        $     12,923          $      3,861
        Earnings from discontinued operations, net of tax                                             3,391                 4,662
                                                                                               ------------          ------------
                                                                                               $     16,314          $      8,523
        Weighted average number of shares outstanding:
          Basic                                                                                      36,791                46,748
          Diluted                                                                                    37,262                47,301

        Earnings per common share:
          Basic earnings per common share-continuing operations                                $       0.35          $       0.08
          Basic earnings per common share-discontinued operations                                      0.09                  0.10
                                                                                               ------------          ------------
                                                                                               $       0.44          $       0.18

          Diluted earnings per common share-continuing operations                              $       0.35          $       0.08
          Diluted earnings per common share-discontinued operations                                    0.09                  0.10
                                                                                               ------------          ------------
                                                                                               $       0.44          $       0.18

Note: Prior year data has been reclassified to conform to current year discontinued operations presentation.


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                         PERFORMANCE FOOD GROUP COMPANY
                         UNAUDITED FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)                                                    TWELVE MONTHS ENDED
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               DEC. 31, 2005          JAN. 1, 2005
                                                                                               -------------          -------------
        Net sales from continuing operations                                                   $   5,721,372          $   5,173,078
        Earnings from continuing operations, net of tax                                        $      41,764          $      26,558
        Earnings from discontinued operations, net of tax                                            203,487                 26,000
                                                                                               -------------          -------------
                                                                                               $     245,251          $      52,558
        Weighted average number of shares outstanding:
          Basic                                                                                       43,233                 46,398
          Diluted                                                                                     43,795                 47,181
        Earnings per common share:
          Basic earnings per common share-continuing operations                                $        0.97          $        0.57
          Basic earnings per common share-discontinued operations                                       4.70                   0.56
                                                                                               -------------          -------------
                                                                                               $        5.67          $        1.13
          Diluted earnings per common share-continuing operations                              $        0.95          $        0.56
          Diluted earnings per common share-discontinued operations                                     4.65                   0.55
                                                                                               -------------          -------------
                                                                                               $        5.60          $        1.11


Note: Prior year data has been reclassified to conform to current year discontinued operations presentation.


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PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT (UNAUDITED) DECEMBER 31, 2005
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)

ASSETS                                                                                    DEC. 31, 2005       JAN. 1, 2005
                                                                                     ---------------------------------------
Cash and cash equivalents                                                                  $     99,461       $     52,322
Accounts and notes receivable, net, including
     retained interest in securitized receivables                                               190,481            171,191
Inventories                                                                                     303,073            287,019
Other current assets                                                                             27,301             25,463
Current assets from discontinued operations                                                      10,115            109,924
----------------------------------------------------------------------------------------------------------------------------
     Total current assets                                                                       630,431            645,919
----------------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                                                              255,816            201,248
Goodwill, net                                                                                   356,597            354,037
Other intangible assets, net                                                                     51,213             54,471
Other assets                                                                                     16,346             13,503
Non-current assets from discontinued operations                                                      --            558,587
----------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                          $  1,310,403       $  1,827,765
============================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Checks in excess of deposits                                                                   $100,335           $103,948
Trade accounts payable                                                                          258,791            227,882
Current installments of long-term debt                                                              573                661
Other current liabilities                                                                       122,885            112,580
Current liabilities from discontinued operations                                                  6,540            116,024
----------------------------------------------------------------------------------------------------------------------------
     Total current liabilities                                                                  489,124            561,095
----------------------------------------------------------------------------------------------------------------------------
Long-term debt, excluding current installments                                                    3,250            263,859
Deferred income taxes                                                                            43,399             40,775
Non-current liabilities from discontinued operations                                                 --             87,723
Shareholders' equity                                                                            774,630            874,313
----------------------------------------------------------------------------------------------------------------------------
     Total liabilities and shareholders' equity                                            $  1,310,403       $  1,827,765
============================================================================================================================

Note: Prior year data has been reclassified to conform to current year discontinued operations presentation.


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PERFORMANCE FOOD GROUP COMPANY
CONDENSED CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT (UNAUDITED) DECEMBER 31, 2005
(IN THOUSANDS, EXCEPT NET EARNINGS PER COMMON SHARE)


                                                          THREE MONTHS ENDED                        TWELVE MONTHS ENDED

                                               DEC. 31,               JAN 1,              DEC. 31,              JAN. 1,
                                                 2005                  2005                 2005                 2005
-----------------------------------------------------------------------------------------------------------------------------------

Net sales                                    $1,440,050   100.0%   $1,348,852   100.0%   $5,721,372   100.0%   $5,173,078    100.0%
Cost of goods sold                            1,247,820    86.7%    1,169,973    86.7%   $4,973,966    86.9%    4,496,117     86.9%
-----------------------------------------------------------------------------------------------------------------------------------
  Gross profit from continuing operations       192,230    13.3%      178,879    13.3%      747,406    13.1%      676,961     13.1%
Operating expenses                              170,752    11.8%      160,564    11.9%      676,928    11.9%      613,281     11.9%
-----------------------------------------------------------------------------------------------------------------------------------
  Operating profit from continuing
    operations                                   21,478     1.5%       18,315     1.4%       70,478     1.2%       63,680      1.2%
-----------------------------------------------------------------------------------------------------------------------------------
Other income (expense):
   Interest income                                  931                    --                 4,651                   340
   Interest expense                                (409)               (1,014)               (3,246)               (8,274)
   Loss on sale of receivables                   (1,576)                 (864)               (5,156)               (2,421)
   Loss on redemption of Convertible Notes          --                (10,127)                   --               (10,127)
   Other, net                                        33                    99                   365                   141
-----------------------------------------------------------------------------------------------------------------------------------
       Other income (expense), net               (1,021)   -0.1%      (11,906)   -0.9%       (3,386)   -0.0%      (20,341)    -0.4%
-----------------------------------------------------------------------------------------------------------------------------------
  Earnings before income taxes from
    continuing operations                        20,457     1.4%        6,409     0.5%       67,092     1.2%       43,339      0.8%
Income taxes                                      7,534     0.5%        2,548     0.2%       25,328     0.5%       16,781      0.3%
-----------------------------------------------------------------------------------------------------------------------------------
  Earnings from continuing operations        $   12,923     0.9%   $    3,861     0.3%   $   41,764     0.7%   $   26,558      0.5%
-----------------------------------------------------------------------------------------------------------------------------------
  Earnings from discontinued operations,
    net of tax                                    3,391                 4,662               203,487                26,000
-----------------------------------------------------------------------------------------------------------------------------------
  Net earnings                               $   16,314            $    8,523            $  245,251            $   52,558
-----------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
  Basic                                          36,791                46,748                43,233                46,398
  Diluted                                        37,262                47,301                43,795                47,181
-----------------------------------------------------------------------------------------------------------------------------------

Earnings per common share:
  Basic net earnings per common share:
    Continuing operations                    $     0.35            $     0.08            $     0.97            $     0.57
    Discontinued operations                        0.09                  0.10                  4.70
                                                                                                                     0.56
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                $     0.44            $     0.18                 $5.67            $     1.13
-----------------------------------------------------------------------------------------------------------------------------------

  Diluted net earnings per common share:
    Continuing operations                    $     0.35            $     0.08            $     0.95            $     0.56
    Discontinued operations                        0.09                  0.10                  4.65                  0.55
-----------------------------------------------------------------------------------------------------------------------------------
        Total                                $     0.44            $     0.18            $     5.60            $     1.11
-----------------------------------------------------------------------------------------------------------------------------------

Note: Prior year data has been reclassified to conform to current year discontinued operations presentation.


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                         PERFORMANCE FOOD GROUP COMPANY

                              2005 COMPARED TO 2004
                                 FOURTH QUARTER
                               SEGMENT DISCLOSURE

                                                                                                 CORPORATE &     TOTAL CONTINUING
2005                                                         BROADLINE       CUSTOMIZED         INTERSEGMENT        OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
FOURTH QUARTER
Net external sales                                           $868,513         $571,537          $        --          $1,440,050
Intersegment sales                                                170               63                 (233)                 --
Total sales                                                   868,683          571,600                 (233)          1,440,050
Operating profit                                               22,267            6,635               (7,424)             21,478
    Operating profit margin                                     2.56%            1.16%                   --               1.49%
Interest expense (income)                                       4,826            1,362               (5,779)                409
Loss (gain) on sale of receivables                                382              673                  521               1,576
Depreciation                                                    3,266            1,434                1,195               5,895
Amortization                                                      869               --                   --                 869
Capital expenditures                                           13,640            5,815                1,436              20,891


                                                                                                 CORPORATE &     TOTAL CONTINUING
2004                                                         BROADLINE       CUSTOMIZED         INTERSEGMENT        OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
FOURTH QUARTER
Net external sales                                           $824,754         $524,098          $        --          $1,348,852
Intersegment sales                                                199               72                 (271)                 --
Total sales                                                   824,953          524,170                 (271)          1,348,852
Operating profit                                               18,879            6,053               (6,617)             18,315
    Operating profit margin                                     2.29%            1.15%                   --               1.36%
Interest expense (income)                                       3,551              218               (2,755)              1,014
Loss (gain) on sale of receivables                              1,966              623               (1,725)                864
Depreciation                                                    3,578            1,139                1,029               5,746
Amortization                                                      910               --                   --                 910
Capital expenditures                                            9,098            8,938                  751              18,787

TOTAL ASSETS BY REPORTABLE SEGMENT AND A RECONCILIATION TO THE CONDENSED CONSOLIDATED BALANCE SHEETS WERE AS FOLLOWS:


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
                                     DEC. 31, 2005         JAN. 1, 2005
--------------------------------------------------------------------------
BROADLINE                               $    848,996           $    830,421

CUSTOMIZED                                   250,397                176,827

CORPORATE & INTERSEGMENT                     200,895                152,006

DISCONTINUED OPERATIONS                       10,115                668,511
---------------------------------------------------------------------------
TOTAL ASSETS                            $  1,310,403           $  1,827,765
---------------------------------------------------------------------------


                         PERFORMANCE FOOD GROUP COMPANY

                              2005 COMPARED TO 2004
                                  YEAR-TO-DATE
                               SEGMENT DISCLOSURE

                                                                                                 CORPORATE &      TOTAL CONTINUING
2005                                                         BROADLINE      CUSTOMIZED          INTERSEGMENT          OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
YEAR-TO-DATE
Net external sales                                         $3,480,793       $2,240,579            $      --          $5,721,372
Intersegment sales                                                653              223                 (876)                 --
Total sales                                                 3,481,446        2,240,802                 (876)          5,721,372
Operating profit                                               76,789           24,981              (31,292)             70,478
    Operating profit margin                                     2.21%            1.11%                  --                1.23%
Interest expense (income)                                      16,998            2,963              (16,715)              3,246
Loss (gain) on sale of receivables                              7,832            2,849               (5,525)              5,156
Depreciation                                                   13,172            5,174                4,472              22,818
Amortization                                                    3,562               --                   --               3,562
Capital expenditures                                           25,069           48,252                4,255              77,576


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
                                                                                                 CORPORATE &     TOTAL CONTINUING
2004                                                        BROADLINE       CUSTOMIZED          INTERSEGMENT         OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
YEAR-TO-DATE
Net external sales                                         $3,120,500       $2,052,578           $       --          $5,173,078
Intersegment sales                                                806              302               (1,108)                 --
Total sales                                                 3,121,306        2,052,880               (1,108)          5,173,078
Operating profit                                               70,196           21,538              (28,054)             63,680
    Operating profit margin                                     2.25%            1.05%                   --               1.23%
Interest expense (income)                                      12,366              747               (4,839)              8,274
Loss (gain) on sale of receivables                              7,845            2,596               (8,020)              2,421
Depreciation                                                   13,457            4,355                3,558              21,370
Amortization                                                    3,626               --                   --               3,626
Capital expenditures                                           15,089           20,770                4,776              40,635


TOTAL ASSETS BY REPORTABLE SEGMENT AND A RECONCILIATION TO THE CONDENSED CONSOLIDATED BALANCE SHEETS WERE AS FOLLOWS:

                                        DEC. 31, 2005          JAN. 1, 2005
----------------------------------------------------------------------------
BROADLINE                               $    848,996           $    830,421

CUSTOMIZED                                   250,397                176,827

CORPORATE & INTERSEGMENT                     200,895                152,006

DISCONTINUED OPERATIONS                       10,115                668,511
----------------------------------------------------------------------------
TOTAL ASSETS                            $  1,310,403           $  1,827,765
----------------------------------------------------------------------------


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PERFORMANCE FOOD GROUP COMPANY
EPS RECONCILIATION FOR IMPACT OF CONVERTIBLE NOTES REDEMPTION ON CONTINUING OPERATIONS
(amounts in thousands, except per share data)

Amounts have been reclassified to conform to current year discontinued operations presentation

4TH QUARTER 2004

                                                                              NET EARNINGS       SHARES         EPS
                                                                             ------------------------------------------
Diluted EPS from continuing operations, as reported                             $  3,861         47,301       $  0.08
Add: After-tax impact of Convertible Notes redemption
  (utilizing quarterly effective tax rate of 39.75%)                               6,101             --
                                                                             ------------------------------------------
Adjusted Diluted EPS from continuing operations, without
  assumed conversion                                                               9,962         47,301          0.21
Interest on Convertible Notes, net of tax                                            218          1,074
                                                                             ===========================================
Adjusted Diluted EPS from continuing operations after
  conversion of notes                                                           $ 10,180         48,375       $  0.21
                                                                             ===========================================


FULL YEAR 2004

                                                                              NET EARNINGS       SHARES         EPS
                                                                             ------------------------------------------
Diluted EPS from continuing operations, as reported                             $  26,558        47,181       $  0.56
Add: After-tax impact of Convertible Notes redemption
  (utilizing full year effective tax rate of 38.72%)                                6,205            --
                                                                             ------------------------------------------
Adjusted Diluted EPS from continuing operations, without
  assumed conversion                                                            $  32,763        47,181       $  0.69
                                                                             ===========================================

Note: Interest on convertible notes was antidilutive for Full Year 2004, therefore no presentation of assumed conversion is necessary.


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PERFORMANCE FOOD GROUP COMPANY
PROJECTED 2006 EPS RECONCILIATION EXCLUDING IMPACT OF STOCK COMPENSATION EXPENSE


                                                                              ESTIMATED DILUTED EPS
                                                                      -----------------------------------
                                                                            LOW                 HIGH
                                                                      -----------------------------------
Estimated full year 2006 diluted EPS                                     $  1.20       --      $  1.30
Add: Projected stock compensation expense                                   0.09       --         0.10(1)
                                                                      -----------------------------------
Adjusted estimated full year 2006 diluted EPS to exclude
  stock compensation expense                                             $  1.29       --       $ 1.40
                                                                      ===================================


(1) Amount calculated as estimated pre-tax expense of $5.0 - $5.5 million, a projected tax rate of 39.0% and a projected weighted average shares of approximately 35.0 million.


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